Scotia Institutional Funds

Mount Lucas U.S. Focused Equity Fund
Class I Shares (Ticker: BMLEX)
Class II Shares

(the “Mount Lucas Fund”)

Supplement Dated November 19, 2013 to the Summary Prospectus, Statutory Prospectus and
Statement of Additional Information of the Mount Lucas Fund each dated February 1, 2013, as amended

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

IMPORTANT NOTICE REGARDING THE APPROVAL OF
AN AGREEMENT AND PLAN OF REORGANIZATION WITH RESPECT TO THE MOUNT LUCAS FUND

On November 19, 2013, the Board of Trustees of DundeeWealth Funds approved an Agreement and Plan of Reorganization with respect to the Mount Lucas Fund (the “Plan”).  The Plan provides for the sale of all of the assets of the Mount Lucas Fund to, and the assumption of all of the liabilities of the Mount Lucas Fund by, Mount Lucas US Focused Equity Fund (the “Acquiring Fund”), a newly-created series of FundVantage Trust, in exchange for the Acquiring Fund’s shares with the same aggregate net asset value as shares of the Mount Lucas Fund, which would be distributed pro rata by the Mount Lucas Fund to the holders of its shares in complete liquidation of the Mount Lucas Fund (the “Reorganization”).  Mount Lucas Management LP, the current sub-adviser of the Mount Lucas Fund, is the investment adviser of the Acquiring Fund.  The investment objectives of the Acquiring Fund and the Mount Lucas Fund are the same, and the investment policies and strategies of the Acquiring Fund and the Mount Lucas Fund are identical.  Thus, the Reorganization will not result in any change in the day-to-day portfolio management of the Mount Lucas Fund’s investment portfolio.  The Reorganization is subject to approval by the shareholders of the Mount Lucas Fund.  It is anticipated that a special meeting of shareholders of the Mount Lucas Fund will be held in the first quarter of 2014 to seek approval of the Plan and the related Reorganization (the “Shareholder Meeting”).  A related proxy statement in connection with the Shareholder Meeting that further describes the Plan and the Reorganization will be distributed in advance of the Shareholder Meeting.

Please keep this Supplement with your records.

Scotia Institutional Funds

Dynamic Energy Income Fund
Class I Shares (Ticker: DWEIX)
Class II Shares (Ticker: DWEJX)
Institutional Shares (Ticker: DWEKX)

(the “Fund”)

Supplement Dated November 19, 2013 to the Summary Prospectus, Statutory Prospectus and
Statement of Additional Information of the Fund Dated February 1, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

IMPORTANT NOTICE REGARDING LIQUIDATION OF THE FUND

On November 19, 2013, the Board of Trustees of Scotia Institutional Funds approved a Plan of Liquidation for the Fund (the “Plan”).  Pursuant to the Plan, the Fund will be liquidated and terminated effective December 20, 2013.  Prior to December 20, 2013, shareholders of the Fund may redeem their investment or exchange into another Scotia Institutional Fund. All shareholders remaining in the Fund on December 20, 2013 will be liquidated and the proceeds sent to the address of record.  In connection with the implementation of the Plan, the Fund will be closed to new investment effective at the close of business on November 19, 2013.

Please keep this Supplement with your records.